EXHIBIT 10.61

KU Contract #KUF-02849
Amendment #1

AMENDMENT NO. 1 to

COAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 1 to COAL SUPPLY AGREEMENT (“Amendment No. 1”) is entered into effective July 1, 2003, by and between KENTUCKY UTILITIES COMPANY, a Kentucky corporation, 220 West Main Street, Louisville, Kentucky 40202 (“KU”), and ARCH COAL SALES COMPANY, INC., a Delaware corporation, agent for the independent operating subsidiaries of ARCH COAL, INC., a Delaware corporation (collectively “Seller”), whose address is CityPlace One, Suite 300, St. Louis, Missouri 63141.

In consideration of the agreements herein contained, the parties hereto agree as follows:

1.0                                                                               MODIFICATIONS TO AGREEMENT

The Agreement heretofore entered into by the parties, dated effective January 1, 2002 and identified by the Contract Number set forth above (hereinafter together referred to as “Agreement”), is hereby amended as follows:

1.1                                 Section 3.1 Base Quantity:

The quantity schedule set forth in Section 3.1 is deleted in its entirety and is replaced with the following:

YEAR	BASE QUANTITY (TONS)
2002	600,000
2003	1,100,000
2004	800,000
2005	800,000

1.2                                 Section 4.1. Source:

Section 4.1 is deleted in its entirety and is replaced with the following provision:

“The coal sold hereunder shall be supplied by Seller primarily from the following coal mines owned or controlled by Arch Coal, Inc., its subsidiaries or affiliates: Ruffner, Wylo, Campbell’s Creek, Ragland, Mingo-Logan, Samples and Guyan Mines located in Logan, Mingo and Kanawha Counties, West Virginia. Seller shall determine, in its discretion, which mine or mines shall produce the coal to be supplied to Buyer for each shipment, provided that Buyer receives a continuous supply of the quantity and the quality of coal to be provided hereunder. Arch Coal, Inc. benefits from this Agreement as supplier of the coal to be sold hereunder and as the parent corporation of Arch Coal Sales Co., Inc., and Arch Coal, Inc. is therefore the guarantor of Seller’s obligations hereunder pursuant to a Guaranty Agreement of even date herewith.”

1.3                                 Section 4.5. Substitute Coal:

Section 4.5 is deleted in its entirety and is replaced with the following provision:

“Notwithstanding the above representations and warranties, in the event that Seller is unable to produce or obtain coal from the Coal Property in the quantity and of the quality required by this Agreement, and such inability is not caused by a force majeure event as defined in § 10, then Buyer will have the option of requiring that Seller supply coal from Seller’s other facilities and mines. Seller shall also have the right to supply substitute coal from sources not owned or controlled by Seller after having received Buyer’s prior written consent (which shall not be unreasonably withheld) for up to 20% of the annual volume commitments. Such substitute coal shall be provided under all the terms and conditions of this Agreement including, but not limited to, the price provisions of §8, the quality specifications of § 6.1, and the provisions of § 5 concerning reimbursement to Buyer for increased transportation costs. Seller’s delivery of coal not produced from the Coal Property without having received the express written consent of Buyer shall constitute a material breach of this Agreement.”

1.4                                 Section 5.1. Barge Delivery:

The first literary paragraph of Section 5.1 is deleted in its entirety and is replaced by the following paragraph. All other portions of Section 5.1 shall remain unchanged.

“The coal shall be delivered to Buyer F.O.B. barge at the following points (the “Delivery Point”), for coal delivered from the Ruffner Mine, the Wylo Mines, the Samples Mine, the Ragland Mine, the Mingo-Logan Mine and the Guyan Mine: Huntington Coal Terminal (HCT), KRT-Ceredo, Ohio River Terminal (ORT) and Arch Coal Terminal (ACT) located at mile points 309.1, 314.5, 306.0 and 318.0 respectively on the Ohio River. For coal delivered from the Campbell’s Creek Mine: Port Amherst Dock located at mile point 63.9 on the Kanawha River. Seller may deliver the coal at a location different from the Delivery Points, provided, however, that Seller shall reimburse Buyer for any resulting increases in the cost of transporting the coal to Buyer’s generating stations. Buyer shall retain any resulting savings in such transportation costs.

1.5                                 Section 6.1. Specifications:

Section 6.1 is deleted in its entirety and is replaced with the following:

“6.1         Specifications.

(a) The first 1,600,000 tons of coal delivered hereunder shall conform to the following specifications on an “as received” basis:

Specifications	Guaranteed Monthly Weighted Average (1)	Rejection Limits (per shipment)

BTU/LB.	min. 12,000	<	11,800

LBS/MMBTU:
MOISTURE	max. 6.67	>	8.33
ASH	max. 10.83	>	11.66
SULFUR	max. 0.60 *	>	0.60
SULFUR	min. NA	<	NA
CHLORINE	max. 0.142	>	0.21
NITROGEN	max. 1.190	>	1.66

* Individual barge shipment limit of 1.20 lbs. S02/MMBTU

SIZE (2” x 0”):
Top size (inches)**	max. 2x0	>	2x0
Fines (% by wgt)		>
Passing 1/4” screen	max. 40		50

BY WEIGHT:
VOLATILE	min. 32	<	32
FIXED CARBON	min. 52	<	50
GRINDABILITY (HGI)	min. 42	<	42

ASH FUSION TEMPERATURE (°F) (ASTM D1857)

REDUCING ATMOSPHERE
Initial Deformation	min. +2700	min.	+2700
Softening (H=W)	min. +2700	min.	+2700
Softening (H=1/2W)	min. +2700	min.	+2700
Fluid	min. +2700	min.	+2700

OXIDIZING ATMOSPHERE
Initial Deformation	min. +2700	min.	+2700

Softening (H=W)	min. +2700	min.	+2700
Softening (H=1/2W)	min. +2700	min.	+2700
Fluid	min. +2700	min.	+2700

(1) An actual Monthly Weighted Average will be calculated for each specification for coal delivered to the Kentucky Utilities Ghent generating station.

Note: As used herein	>	means greater than:
	<	means less than.

(b) After the first 1,600,000 tons of coal is delivered hereunder, the coal shall conform to the following specifications on an “as received” basis:

Specifications	Guaranteed Monthly Weighted Average (1)	Rejection Limits (per shipment)

BTU/LB.	min. 12,200	<	11
LBS/MMBTU:
MOISTURE	max. 6.67	>	8.33
ASH	max. 10.00	>	11.00
SULFUR	max. 0.60 *	>	0.60
SULFUR	min. NA	<	NA
CHLORINE	max. 0.142	>	0.21
NITROGEN	max. 1.190	>	1.66

* Individual barge shipment limit of 1.20 lbs. S02/MMBTU

SIZE (2” x 0”):
Top size (inches)**	max. 2x0	>	2x0
Fines (% by wgt)		>
Passing 1/4” screen	max. 40		50

BY WEIGHT:
VOLATILE	min. 32	<	32
FIXED CARBON	min. 52	<	50
GRINDABILITY (HGI)	min. 42	<	42

ASH FUSION TEMPERATURE (°F) (ASTM D1857)

REDUCING ATMOSPHERE
Initial Deformation	min. +2700	min.	+2700

Softening (H=W)	min. +2700	min.	+2700
Softening (H=1/2W)	min. +2700	min.	+2700
Fluid	min. +2700	min.	+2700

OXIDIZING ATMOSPHERE
Initial Deformation	min. +2700	min.	+2700
Softening (H=W)	min. +2700	min.	+2700
Softening (H=1/2W)	min. +2700	min.	+2700
Fluid	min. +2700	min.	+2700

(1) An actual Monthly Weighted Average will be calculated for each specification for coal delivered to the Kentucky Utilities Ghent generating station.

Note: As used herein	>	means greater than:
	<	means less than.

1.6                                 Section 8.1. Base Price:

Section 8.1 is deleted in its entirety and is replaced with the following provision:

“8.1 For the first 1,600,000 tons shipped, the base price (“Base Price”) of the coal to be sold hereunder will be firm during each time period of this Agreement in accordance with the following schedule, subject to adjustment only for quality variations pursuant to §8.2 and New Costs pursuant to §8.4:

		BASE PRICE
PERIOD	LOADING POINT	($ PER MMBTU)	($ PER TON)

1/1/02 - 12/31/03	Huntington, WV Docks	1.8333 F.O.B. barge	$44.00

For tons shipped after the first 1,600,000 tons, the base price (“Base Price”) of the coal to be sold hereunder will be firm during each time period of this Agreement in accordance with the following schedule, subject to adjustment only for quality variations pursuant to §8.2 and New Costs pursuant to §8.4:

				BASE PRICE
PERIOD			LOADING POINT	($ PER MMBTU)	($ PER TON)

10/1/03	-	12/31/03	Huntington, WV Docks	1.4344 F.O.B. barge	$35.00
1/1/04	-	12/31/04	Huntington, WV Docks	1.5164 F.O. B. barge	$37.00
1/1/05	-	12/31/05	Huntington WV Docks	1.5471 F.O. B. barge	$37.75

1.8.                              Section 8.2.(b). Quality Price Discounts:

The text of Section 8.2.(b) is deleted in its entirety and is replaced with the following provision:

(b) (i) The quality price discounts for the first 1,600,000 tons of coal delivered hereunder shall conform to the following:

Notwithstanding the foregoing, for each specification, there shall be no discount if the actual Monthly Weighted Average meets the applicable Discount Point set forth below. However, if the actual Monthly Weighted Average for the Kentucky Utilities Ghent generating station fails to meet such applicable Discount Point, then the discount shall apply to and shall be calculated on the basis of the difference between the actual Monthly Weighted Average and the Guaranteed Monthly Weighted Average pursuant to the methodology shown in Exhibit A attached hereto.

	Guaranteed Monthly Weighted Average	Discount Point

BTU/LB	Min. 12,000	11,800

LB/MMBTU:
ASH	Max. 10.83	10.83

MOISTURE	Max. 6.67	8.33

	Guaranteed Barge LbsSO2/Mmbtu	Discount Point
LB/MMBTU:
SO2	Max. 1.20	1.20

For example, if the actual Monthly Weighted Average of ash equals 11.00 lb/MMBTU, then the applicable discount would be (11.00 lb./mmbtu - 10.83 lb./mate) X $.0083 lb./mmbtu = $.001411 /mmBtu.

(b)(ii) The quality price discounts after the first 1,600,000 tons of coal is delivered hereunder shall conform to the following:

Notwithstanding the foregoing, for each specification, there shall be no discount if the actual Monthly Weighted Average meets the applicable Discount Point set forth below. However, if the actual Monthly Weighted Average for the Kentucky Utilities Ghent generating station fails to meet such applicable Discount Point, then the discount shall apply to and shall be calculated on the basis of the difference between the actual Monthly Weighted Average and the Guaranteed Monthly Weighted Average pursuant to the methodology shown in Exhibit A attached hereto.

	Guaranteed Monthly Weighted Average	Discount Point

BTU/LB	Min. 12,200	12,000

LB/MMBTU:
ASH	Max. 10.00	10.60

MOISTURE	Max. 6.67	8.33

	Guaranteed Barge LbsSO2/Mmbtu	Discount Point
LB/MMBTU:
SO2	Max. 1.20	1.20

For example, if the actual Monthly Weighted Average of ash equals 11.00 lb/MMBTU, then the applicable discount would be (11.00 lb./mmbtu - 10.00 lb./mmBtu) X $.0083 lb./mmbtu = $.00830/MMBTU.

2.0                                                                                 STATUS OF AGREEMENT

The Agreement, as amended by this Amendment No. 1, is hereby ratified and confirmed and shall continue in full force and effect. Unless hereby amended, all terms and conditions of the Agreement shall apply to this Amendment No. 1. This Amendment No. 1 is the final and complete agreement of the parties hereto respecting the subject matter hereof and hereby supersedes all prior or contemporaneous oral or written statements, understandings and promises of the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates below written, but effective as of the day and year first set forth above.

KENTUCKY UTILITIES COMPANY	ARCH COAL SALES COMPANY, INC.

By	By

Title	Title

Date	Date